Exhibit 99.1

Spansion Inc. Reports First Quarter 2011 Results

Sunnyvale, California, April 28, 2011 - Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its first fiscal quarter ended March 27, 2011. Due to the unique impacts of fresh start accounting, Spansion is providing both GAAP and non-GAAP results. On a U.S. GAAP basis, Spansion reported net sales of $292.9 million, operating loss of $0.7 million, and net loss of $14.1 million. On a non-GAAP basis, adjusted net sales were $294.4 million, adjusted operating income was $38.5 million, and adjusted net income was $25.1 million.

“Spansion delivered a solid quarter and we see continued design win momentum,” said John Kispert, president and CEO of Spansion. “These results demonstrate our ability to execute and the value and confidence our customers have in our products and service.”

U.S. GAAP results, in $millions except per share data and percentages

	Q1 2011	Q4 2010	Q1 2010
Net sales	$292.9	$327.7	$277.3
Gross margin	23.5%	20.9%	31.8%
Operating income (loss)	$(0.7)	$(1.4)	$17.6
Operating margin	(0.0%)	(0.0%)	6.3%
Net income/(loss)	($14.1)	($13.6)	$3.7
Diluted net income per share (Predecessor)	N/A	N/A	0.02
Diluted net (loss) per share (Successor)	$(0.23)	$(0.22)	N/A

Non-GAAP results, in $millions

	Q1 2011	Q4 2010	Q1 2010
Adjusted net sales	$294.4	$330.3	$277.3
Adjusted operating income	$38.5	$60.5	$30.5
Adjusted net income	$25.1	$48.3	$24.2
Adjusted EBITDA	$66.6	$88.4	$58.0

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. The adoption of fresh start accounting resulted in Spansion becoming a new entity for financial reporting purposes, whereby the U.S. GAAP financial statements on or after May 10, 2010 are not comparable to the financial statements prior to that date. Fresh start accounting required resetting the historical net book values of Spansion’s assets and liabilities to the related fair values. References to “Successor” refer to Spansion and its consolidated subsidiaries after May 10, 2010, after giving effect to the cancellation of old common stock issued prior to May 10, 2010, the issuance of new common stock and settlement of existing debt and other adjustments in accordance with the reorganization plan, and the application of fresh start accounting. References to “Predecessor” refer to Spansion and its consolidated subsidiaries prior to May 10, 2010.

Business Outlook

For the second quarter of 2011, Spansion estimates U.S. GAAP net sales and non-GAAP adjusted net sales in the range of $300 million to $325 million, GAAP net income per diluted share of $0.21 to $0.28, and non-GAAP adjusted net income per diluted share of $0.47 to $0.57.

Quarterly Conference Call

Spansion will host a conference call to discuss first quarter 2011 results at 1:30 pm PDT / 4:30 pm EDT today. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, can be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/

Dial-in: 1-866-831-6247 (US), 1-617-213-8856 (International), Passcode: 14844882

An audio replay will be available within two hours of the call and may be accessed via dial-in at 1-888-286-8010, international 1-617-801-6888 with the Passcode of 49058165 or by webcast on the investor relations section of Spansion’s website at http://investor.spansion.com/

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: manage costs; achieve adequate liquidity; execute its new strategic focus; reach a sustainable business model; survive as a stand-alone entity; reach operational efficiency; and reach and sustain profitability. Additional risks related to the company’s recent emergence from bankruptcy include: any negative impacts on the company’s business, results of operations, financial position or cash management arrangements; the negative impact on relationships with employees, customers, suppliers and contract manufacturers and other stakeholders; and the failure of the company to successfully implement the plan of reorganization. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and reductions and deferrals of demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s most recent Annual Report on Form 10-K for fiscal 2009 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:

Michele Landry

Spansion Inc.

+1.408.616.3817

michele.landry@spansion.com

Investor Relations:

Shubham Maheshwari

Spansion Inc.

+1.408.616.3677

shubham.maheshwari@spansion.com

Company News:

http://www.spansion.com/news

Investor Relations Web site:

http://investor.spansion.com/

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Successor	Successor	Predecessor
	Three Months Ended March 27, 2011	Three Months Ended Dec. 26, 2010	Three Months Ended March 28, 2010
Net sales	$292,937	$327,723	$223,128

Net sales to related parties	—	—	54,209

Total net sales	$292,937	$327,723	$277,337
Cost of sales	224,165	259,130	189,120

Gross Profit	68,772	68,593	88,217

Research and development	29,829	25,748	22,953
Sales, general and administrative	39,683	44,271	47,608
Restructuring (credits) / charges	—	—	13

Operating income (loss) before reorganization items	(740)	(1,426)	17,643
Interest & other income (expense), net	747	(1,567)	286
Interest expense	(9,058)	(10,179)	(19,336)

Loss before reorganization items and income taxes	(9,051)	(13,172)	(1,407)
Reorganization items	—	—	5,464

Loss before income taxes	(9,051)	(13,172)	4,057
Provision for income taxes	(5,097)	(454)	(405)

Net income (loss)	$(14,148)	$(13,626)	$3,652

Net income (loss) per common share
Basic	$(0.23)	$(0.22)	$0.02
Diluted	$(0.23)	$(0.22)	$0.02

Shares used in per share calculation
Basic	62,140	62,332	162,403
Diluted	62,140	62,332	174,471

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	Successor		Predecessor
Assets	March 27, 2011	Dec. 26, 2010	March 28, 2010
Current assets:
Cash and cash equivalents	$283,435	$329,294	$321,156
Short term investment	24,979	24,979	75,155
Accounts receivable, net	158,096	165,975	120,278
Accounts receivable from related party	—	—	306,757
Inventories	178,428	168,937	145,531
Deferred income taxes	7,257	6,321	12,197
Restricted cash	4,233	4,233	531,516
Prepaid expenses and other current assets	53,022	45,977	25,139

Total current assets	709,450	745,716	1,537,729

Property, plant and equipment, net	245,743	259,940	297,473
Intangible assets	192,722	197,733	—
Goodwill	159,861	153,338	—
Other assets	36,926	42,578	40,784

Total assets	$1,344,702	$1,399,305	$1,875,986

Liabilities and Stockholders’ Equity (Deficit )
Current liabilities:
Short term note	$—	$—	$36,604
Senior secured term loan	—	—	450,000
Accounts payable	97,498	119,288	46,575
Accounts payable to related parties	—	—	198,069
Accrued compensation and benefits	32,467	39,978	24,882
Other accrued liabilities	97,544	109,444	102,895
Income taxes payable	4,158	1,107	—
Rights offering deposits	—	—	75,783
Deferred income	27,184	22,198	54,779
Deferred income to related party	—	40	—
Current portion of long-term debt and obligations under capital leases	25,221	13,689	—

Total current liabilities	284,072	305,744	989,587

Deferred income taxes	4,728	3,877	12,270
Long-term debt, less current portion	427,549	441,220	—
Other long-term liabilities	26,492	24,179	9,523
Liabilities subject to compromise	—	—	1,717,352

Total liabilities	742,841	775,020	2,728,732

Old Class A Common stock, $0.001 par value, 714,999,998 shares authorized, 162,489,608 shares issued and outstanding	—	—	162
New Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 62,390,784 shares issued and outstanding	63	62	—
New Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding	—	—	—
Additional paid in capital	714,259	721,712	2,485,615
Retained deficit	(110,839)	(96,692)	(3,338,718)
Accumulated other comprehensive income	(1,622)	(797)	195
Total stockholders’ equity (deficit)	601,861	624,285	(852,746)

Total liabilities and stockholders’ equity (deficit)	$1,344,702	$1,399,305	$1,875,986

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Successor		Predecessor
	Three Months Ended March 27, 2011	Three Months Ended December 26, 2010	Three Months Ended March 28, 2010
Cash Flows from Operating Activities:
Net income (loss)	$(14,148)	$(13,626)	$3,652
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	52,083	54,616	28,677
Net provision for doubtful accounts	3	71	5,591
Provision (benefit) for deferred income taxes	(1,457)	20,129	—
Net loss (gain) on sale and disposal of property, plant and equipment	(648)	59	1,112
Asset impairment charges	2,683	—	629
Compensation recognized under employee stock plans	4,548	3,516	1,295
Gain from approved settlement of rejected capital leases and various licenses	—	—	(22,517)
Gain on sale of Suzhou plant	—	—	(3,676)
Amortization of inventory fresh start markup	6,787	22,507	—
Mark to market on hedging derivatives	—	1,329	—
Changes in assets and liabilities	(78,761)	(77,476)	(13,276)
Net cash provided (used) by operating activities	(28,910)	11,125	1,487

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	2,139	4,818	4,917
Purchases of property, plant and equipment	(6,053)	(27,215)	(8,493)
Proceeds from redemption of auction rate securities	—	—	27,325
Purchases of treasury bills	—	(24,979)	—
Proceeds from maturity of treasury bills	—	29,989	—
Increase in restricted cash	—	—	(531,516)
Cash proceeds from sale of Suzhou plant	—	—	18,687

Net cash used by investing activities	(3,914)	(17,387)	(489,080)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	—	124,449	—
Proceeds from borrowings, net of issuance costs	—	195,589	438,082
Payments on debt and capital lease obligations	(1,463)	(198,845)	(30,019)
Proceeds from rights offering	—	—	75,783
Cash settlement on hedging activities	(268)	—	—
Purchase of bankruptcy claims	(12,000)	(85,000)	—

Net cash provided (used) by financing activities	(13,731)	36,193	483,846

Effect of exchange rate changes on cash and cash equivalents	696	(328)	—

Net increase in cash and cash equivalents	(45,859)	29,603	(3,747)
Cash and cash equivalents at the beginning of period	329,294	299,691	324,903

Cash and cash equivalents at end of period	$283,435	$329,294	$321,156

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted net sales, Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

•

Adjusted net sales differs from GAAP net sales in that it includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.

•

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring charges, and other bankruptcy related charges or credits.

•

Adjusted net income differs from GAAP net income in that it (i) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits, (ii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings and (iii) is adjusted for the associated tax impact of all these changes.

•

Adjusted EBITDA differs from GAAP net income in that it (i) excludes interest expenses, taxes, depreciation, amortization and stock based compensation charges, (ii) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits and write-off of financing costs completed prior to emergence from bankruptcy and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings.

Management believes these non-GAAP financial measures:

•

Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

•

Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

•

Reflect net sales for the company more accurately as inventory at the distributors, when sold-through, would not be recognized as revenue per fresh start accounting. The company intends to collect cash from the distributors and this adjustment is non-cash in nature;

•

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting, litigation expenses with Samsung, and stock based compensation charges attempt to exclude items that are either non-cash or non-recurring in nature; and

•

Enable investors to assess the company’s compliance with financial covenants under its debt instruments Spansion’s term loan has maintenance financial covenants that use EBITDA as part of the measures, e.g. Consolidated Leverage ratio, which is a ratio of Indebtedness to Consolidated EBITDA; and Consolidated Interest Coverage Ratio which is a ratio of Consolidated EBITDA to interest expenses.

Business Outlook

The guidance figures provided below and elsewhere in this press release are forward looking statements, reflect a number of estimates, assumptions and other uncertainties, and are approximate in nature because Spansion’s future performance is difficult to predict. Such guidance is based on information available on the date of this press release, and Spansion assumes no obligation to update it.

Spansion’s future performance involves risks and uncertainties, and the company’s actual results could differ materially from the information below and elsewhere in the press release. Some of the factors that could impact the company’s operating results are set forth under the caption “Cautionary Statements” above in the press release. More information about factors that could affect Spansion’s operating results is included under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of its most recent annual report on Form 10-K, a copy of which may be obtained by visiting the company’s investor relations website at http://investor.spansion.com/sec.cfm or the SEC’s web site at www.sec.gov.

Three months ending June 26, 2011
In $ millions, except per share data	GAAP	NON-GAAP
Net Sales	$300 –$325	$300 - $325	[a]
Diluted Net Income/(Loss) per share	$0.21 –$0.28	$0.47 - $0.57	[b]

[a]

Estimated non-GAAP net sales includes net sales lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings (ranging from $1 - $2 million).

[b]

Estimated non-GAAP diluted net income (loss) per share differs from GAAP diluted net income (loss) per share in that it (i) exclude fresh start accounting related adjustments[ranging $15 to $20 million], (ii) exclude litigation expenses with Samsung [ranging $0 to $1 million], and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings [ranging $1 to $2 million]. The tax effect of these non-GAAP adjustments in the second quarter of 2011 which is estimated to be zero.

Reconciliation of U.S. GAAP to non-GAAP financial measures

Net Sales to Adjusted Net Sales
($ in millions)	Q1 2011	Q4 2010	Q1 2010
GAAP net sales	292.9	327.7	277.3
Add: Net sales lost due to fresh start accounting	1.4	2.6	—

Non-GAAP net sales	294.4	330.3	277.3

Operating Income to Adjusted Operating Income

($ in millions)	Q1 2011	Q4 2010	Q1 2010
GAAP operating income / (loss)	(0.7)	(1.4)	17.6
Add: fresh start operating expense adjustments
Net Sales lost due to fresh start accounting	1.4	2.6	—
Depreciation	23.1	25.1	—
Amortization from intangibles	5.2	5.2	—
Inventory Mark-Up	6.7	22.5	—
Deferred COGS	(0.2)	(2.7)	—
Add: Customer administrative claim	—	—	2.6
Add: litigation expense with Samsung	3.0	9.2	9.7
Add: asset impairment charges	—	—	0.6

Adjusted Operating Income	38.5	60.5	30.5

Net Income to Adjusted Net Income

($ in millions)	Q1 2011	Q4 2010	Q1 2010
GAAP net income / (loss)	(14.1)	(13.6)	3.7
Add: fresh start operating expense adjustments
Net Sales lost due to fresh start accounting	1.4	2.6	—
Depreciation	23.1	25.1	—
Amortization from intangibles	5.2	5.2	—
Inventory Mark-Up	6.7	22.5	—
Deferred COGS	(0.2)	(2.7)	—
Add: Impairment charges	—	—	0.6
(Less)/add: reorganization (gain)/expense	—	—	(5.5)
Add: litigation expense with Samsung	3.0	9.2	9.7
Add: Customer administrative claim	—	—	2.6
Add: Financing charge write-off to interest	—	—	13.1
Less: tax impact for adjustments	—	—	—

Adjusted net income	25.1	48.3	24.2

Net Income to Adjusted EBITDA
($ in millions)	Q1 2011	Q4 2010	Q1 2010
GAAP net income / (loss)	(14.1)	(13.6)	3.7
Add: interest	8.3	11.8	19.1
(Less)/add: reorganization (gain)/expense	—	—	(5.5)
Add: taxes	5.1	0.4	0.4
Add: depreciation and amortization	51.9	54.6	26.0
Add: Asset Impairment charges	—	—	0.6
Add: fresh start adjustments	7.9	22.5	—
Add: Customer administrative claim	—	—	2.6
Add: litigation expense with Samsung	3.0	9.2	9.7
Add: stock based compensation charges	4.5	3.5	1.3

Adjusted EBITDA	66.6	88.4	58.0